UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021
________________________
Bally's Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.
Bally's Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) virtually on May 18, 2021. There were 30,925,545 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 27,806,061 were present or represented by proxy. The Company’s shareholders voted on six proposals at the Annual Meeting. The results of voting on six proposals, including final voting tabulations, are set forth below.

Proposal 1 - Election of Directors

At the Annual Meeting, the shareholders elected Terrence Downey, Jaymin B. Patel and Wanda Y. Wilson to serve as directors for a term of three years. The vote was as follows:

	For	Against	Abstain	Broker Non-Votes
Terrence Downey	21,887,917	4,618,827	358,082	941,235
Jaymin B. Patel	25,897,334	609,930	357,562	941,235
Wanda Y. Wilson	23,556,604	2,950,751	357,471	941,235

Proposal 2 - Adoption of Amendment to the Company's Charter to Increase the Number of Authorized Shares of Common Stock

At the Annual Meeting, the shareholders approved an increase in the number of authorized shares of common stock from 100,000,000 to 200,000,000. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
26,419,932	170,095	1,216,034	—

Proposal 3 - Adoption of Amendment to the Company's Charter to Create a New Class of Preferred Stock

At the Annual Meeting, the shareholders approved the creation of a new class of preferred stock. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
18,047,903	8,438,054	378,869	941,235

Proposal 4 - Adoption of Amendment to Company's Charter of Incorporation to Approve Provisions Required by New Jersey Regulators

At the Annual Meeting, the shareholders approved the addition of provisions in the Company's charter required by New Jersey regulators. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
26,500,709	5,933	358,184	941,235

Proposal 5 - Approval of Bally's Corporation 2021 Equity Incentive Plan

At the Annual Meeting, the shareholders approved the Bally’s Corporation 2021 Equity Incentive Plan. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
22,327,933	4,154,651	382,242	941,235

Proposal 6 - Ratification of the Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the shareholders approved the ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
27,380,801	52,928	372,332	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: May 19, 2021